                                                                    EXHIBIT 99.2

                              Bank of America(R)


                                  [LOGO](SM)



                           Supplemental Information
                              Second Quarter 2001


                                 July 16, 2001




This information is preliminary and based on company data available at the time of the presentation. It speaks only as of the particular date or dates included in the accompanying pages. Bank of America does not undertake an obligation to, and disclaims any duty to, correct or update any of the information provided. Any forward-looking statements in this information are subject to the forward-looking language contained in Bank of America's reports filed with the SEC pursuant to the Securities Exchange Act of 1934, which are available at the SEC's website (www.sec.gov) or at Bank of America's website (www.bankofamerica.com). Bank of America's future financial performance is subject to risks and uncertainties as described in its SEC filings.

Bank of America
Consolidated Financial Highlights
(Excludes merger and restructuring charges)
--------------------------------------------------------------------------------
(Dollars in millions, except per share information; shares in thousands)


                                                              Second         First       Fourth         Third        Second
                                                              Quarter      Quarter       Quarter       Quarter      Quarter
                                                               2001          2001         2000          2000          2000
                                                       -----------------------------------------------------------------------------

Operating net income                                         $     2,023     $     1,870  $     1,385   $     2,175     $    2,063
Cash basis earnings /(1)/                                          2,246           2,093        1,599         2,390          2,281

Earnings per common share                                           1.26            1.16         0.85          1.33           1.25
Diluted earnings per common share                                   1.24            1.15         0.85          1.31           1.23
Cash basis earnings per common share                                1.40            1.30         0.98          1.46           1.38
Cash basis diluted earnings per common share/(1)/                   1.38            1.28         0.98          1.44           1.36
Dividends per common share                                          0.56            0.56         0.56          0.50           0.50

Average common shares issued and outstanding                   1,601,537       1,608,890    1,623,721     1,639,392      1,653,495
Average diluted common shares issued and outstanding           1,632,964       1,631,099    1,638,863     1,661,031      1,676,089
Period-end common shares issued and outstanding                1,601,126       1,601,984    1,613,632     1,630,824      1,645,701

Period-end managed loans and leases*                         $   399,919     $   401,657  $   405,596   $   403,577     $  403,390
Average managed loans and leases*                                403,836         404,174      403,901       404,458        395,640



          *Prior periods have been restated for comparison (e.g., acquisitions, divestitures, sales, and securitizations)



Performance ratios (operating basis):
  Return on average assets                                          1.24 %          1.17 %       0.81 %        1.26 %         1.23 %
  Cash basis return on average assets/(1)/                          1.37            1.31         0.94          1.39           1.36
  Return on average common shareholders' equity                    16.67           15.86        11.57         18.15          17.63
  Cash basis return on avg. common shareholders' equity/(1)/       18.52           17.75        13.36         19.94          19.49
  Efficiency ratio                                                 54.44           54.73        57.35         53.01          53.77
  Cash basis efficiency ratio/(1)/                                 51.92           52.11        54.70         50.43          51.12
  Net interest yield                                                3.61            3.39         3.21          3.10           3.23

  Shareholder value added                                    $       791     $       679  $       164   $       953     $      878
  Change in shareholder value added                                  112             515         (789)           75            (43)
  Book value per common share                                      30.75           30.47        29.47         28.69          27.82

Market price per share of common stock:
  High for the period                                              62.18           55.94        54.75         57.63          61.00
  Low for the period                                               48.65           45.00        36.31         43.63          42.98
  Closing price                                                    60.03           54.75        45.88         52.38          43.00
Market Capitalization                                             96,116          87,709       74,033        85,423         70,765

Other data:
  Number of banking centers                                        4,275           4,339        4,390         4,419          4,450
  Number of ATM's                                                 12,883          12,866       12,921        12,840         12,931
  Full-time equivalent employees                                 144,287         143,584      142,724       146,346        150,854

(1) Cash basis calculations exclude goodwill and other intangible amortization expense.

                     Business Segment Cash Basis Earnings
                              Second Quarter 2001
                             (Dollars in millions)



                                    [GRAPHIC]

                               Business Segment
        --------------------------------------------------------------

          Consumer & Commercial Banking             $1,444    64%
          Asset Management                          $  128     6%
          Global Corporate & Investment Banking     $  489    22%
          Equity Investments                        $   20     1%
          Corporate Other                           $  165     7%
                                                    -------------
                                                    $2,246   100%
                                                    =============


           [GRAPHIC]                                    [GRAPHIC]

Consumer & Commercial Banking             Global Corporate & Investment Banking
--------------------------------          -------------------------------------

Banking Regions     $  779   54%          Global Credit Products     $197   40%
Consumer Products   $  485   34%          Global Investment Banking  $220   45%
Commercial Banking  $  180   12%          Global Treasury Services   $ 72   15%
                    ------------                                     ----------
 Total CCB          $1,444  100%           Total GCIB                $489  100%
                    ============                                     ==========

                    Consumer and Commercial Banking Segment


                Consumer and Commercial Banking Segment Results


--------------------------------------------------------------------------------

(Dollars in millions)
                                                    Quarterly                              Year-to-Date
                                    ------------------------------------------   ---------------------------------------
Key Measures/(1)/                      2 Qtr 01         1 Qtr 01     2 Qtr 00          2001                  2000
------------                        --------------    ----------- ------------   ---------------     -------------------
Total Revenue                         $    5,515       $  5,314     $  5,211       $    10,829         $      10,173
Provision for Credit Losses                  471            517          304               988                   727
Net Income                                 1,274          1,161        1,248             2,435                 2,249
Cash Basis Earnings                        1,444          1,331        1,420             2,775                 2,594
Shareholder Value Added                      790            676          741             1,466                 1,235
Return on Average Equity                    23.4  %        21.3  %      22.0  %           22.3  %               19.9  %
Cash Basis Return on Average Equity         26.5           24.4         25.1              25.4                  22.9
Efficiency Ratio                            53.6           54.4         54.8              54.0                  56.6
Cash Basis Efficiency Ratio                 50.5           51.2         51.5              50.8                  53.2

Selected Average Balance
Sheet Components
----------------
Total Loans and Leases                $  218,880       $215,677     $207,750       $   217,288         $     205,117
Total Deposits                           264,684        259,796      258,090           262,253               256,405
Total Earning Assets                     267,481        261,489      261,927           264,474               259,455

              Consumer and Commercial Banking Sub-Segment Results
--------------------------------------------------------------------------------

                                                     Quarterly                             Year-to-Date
                                    ------------------------------------------   ---------------------------------------
Key Measures/(1)/                      2 Qtr 01         1 Qtr 01     2 Qtr 00          2001                  2000
------------                        -------------     ----------  ------------   --------------      -------------------
Banking Regions
---------------
Total Revenue                           $  3,060       $  2,957     $  2,967       $     6,017         $       5,860
Shareholder Value Added                      445            399          418               844                   753
Cash Basis Earnings                          779            731          761             1,510                 1,440
Cash Basis Efficiency Ratio                 58.1 %         59.1 %       57.9 %            58.6 %                59.4 %

Consumer Products
-----------------
Total Revenue                           $  1,711       $  1,626     $  1,514       $     3,337         $       2,823
Shareholder Value Added                      271            232          230               503                   288
Cash Basis Earnings                          485            449          454               934                   733
Cash Basis Efficiency Ratio                 38.4 %         39.0 %       40.5 %            38.7 %                43.3 %

Commercial Banking
------------------
Total Revenue                           $    744       $    731     $    730       $     1,475         $       1,490
Shareholder Value Added                       74             45           93               119                   194
Cash Basis Earnings                          180            151          205               331                   421
Cash Basis Efficiency Ratio                 47.2 %         46.3 %       48.2 %            46.7 %                47.6 %

------------------------------------------------------------------------------------------------------------------------

(1) Cash basis calculations exclude goodwill and other intangible amortization expense.

Certain prior period amounts have been reclassified between segments to conform to the current period presentation.

                           Asset Management Segment


                       Asset Management Segment Results
--------------------------------------------------------------------------------

(Dollars in millions)
                                                       Quarterly                             Year-to-Date
                                     ----------------------------------------------    ------------------------------
Key Measures /(1)/                     2 Qtr 01        1 Qtr 01        2 Qtr 00            2001           2000
-----------------                    --------------  --------------   -------------    -----------     --------------
Total Revenue                              $   599         $   576         $   572        $  1,175        $ 1,120
Provision for Credit Losses                     63               8              (1)             71              9
Net Income                                     116             130             159             246            305
Cash Basis Earnings                            128             143             165             271            317
Shareholder Value Added                         68              83             122             151            231
Return on Average Equity                      22.9  %         26.2  %         44.4  %         24.6  %        42.6  %
Cash Basis Return on Average Equity           25.4            28.8            46.1            27.1           44.2
Efficiency Ratio                              59.6            62.1            54.9            60.8           55.1
Cash Basis Efficiency Ratio                   57.5            59.9            53.9            58.7           54.1

Selected Average Balance
Sheet Components
----------------
Total Loans and Leases                     $23,758         $23,531         $21,771         $23,645        $21,246
Total Deposits                              11,995          11,808          11,652          11,902         11,248
Total Earning Assets                        24,845          24,587          22,763          24,717         22,142
Assets under Management (period end)       289,529         285,638         261,041         289,529        261,041
---------------------------------------------------------------------------------------------------------------------------------

(1) Cash basis calculations exclude goodwill and other intangible amortization expense.

Certain prior period amounts have been reclassified between segments to conform to the current period presentation.

                    Global Corporate and Investment Banking

            Global Corporate and Investment Banking Segment Results
--------------------------------------------------------------------------------

(Dollars in millions)
                                                         Quarterly                           Year-to-Date
                                      ---------------------------------------       -----------------------------------
Key Measures /(1)/                      2 Qtr 01     1 Qtr 01        2 Qtr 00         2001              2000
-----------------                     ----------     --------       ---------       ---------      ------------
Total Revenue                            $ 2,362      $ 2,407         $ 2,084         $ 4,769           $ 4,424
Provision for Credit Losses                  252          244             150             496               152
Net Income                                   450          535             482             985             1,160
Cash Basis Earnings                          489          572             519           1,061             1,233
Shareholder Value Added                      131          207             121             338               442
Return on Average Equity                    15.1  %      17.6  %         14.5  %         16.4  %           17.6%
Cash Basis Return on Average Equity         16.4         18.8            15.6            17.6              18.7
Efficiency Ratio                            59.2         55.1            57.7            57.1              56.5
Cash Basis Efficiency Ratio                 57.6         53.5            55.9            55.5              54.8

Selected Average Balance
Sheet Components
----------------
Total Loans and Leases                   $85,541      $92,032         $94,372         $88,769           $93,302
Total Deposits                            67,439       65,927          68,155          66,687            66,635
Total Earning Assets                     196,404      196,151         188,558         196,278           184,649


          Global Corporate and Investment Banking Sub-Segment Results
--------------------------------------------------------------------------------

                                                Quarterly                             Year-to-Date
                               -----------------------------------------        ------------------------
Key Measures/(1)/                2 Qtr 01        1 Qtr 01       2 Qtr 00         2001             2000
-------------------            -----------      ---------      ---------        -------         --------
Global Investment Banking
-------------------------
Total Revenue                      $1,314          $1,413         $1,077         $2,727          $2,412
Shareholder Value Added               108             224             97            332             313
Cash Basis Earnings                   220             330            208            550             527
Cash Basis Efficiency Ratio          73.8 %          63.7 %         70.6 %         68.5 %          67.2 %

Global Credit Products
----------------------
Total Revenue                      $  676          $  644         $  664         $1,320          $1,341
Shareholder Value Added               (33)            (62)            (7)           (95)             39
Cash Basis Earnings                   197             180            264            377             585
Cash Basis Efficiency Ratio          20.1 %          20.6 %         22.4 %         20.3 %          21.8 %

Global Treasury Services
------------------------
Total Revenue                      $  372          $  350         $  343         $  722          $  671
Shareholder Value Added                56              45             31            101              90
Cash Basis Earnings                    72              62             47            134             121
Cash Basis Efficiency Ratio          68.6 %          73.0 %         74.6 %         70.7 %          76.2 %

--------------------------------------------------------------------------------------------------------------------------------

(1) Cash basis calculations exclude goodwill and other intangible amortization expense.

Certain prior period amounts have been reclassified between segments to conform to the current period presentation.

                          Equity Investments Segment

                      Equity Investments Segment Results
--------------------------------------------------------------------------------

(Dollars in millions)
                                                           Quarterly                                 Year-to-Date
                                         -------------------------------------------------------------------------
Key Measures /1)/                            2 Qtr 01          1 Qtr 01       2 Qtr 00         2001          2000
-----------------                        -----------       -----------     ----------      ------------   ---------
Total Revenue                                  $  77             $ 105          $  86             $ 182       $ 609
Provision for Credit Losses                        -                 -             (1)                -           3
Net Income                                        18                37             36                55         337
Cash Basis Earnings                               20                40             39                60         342
Shareholder Value Added                          (52)              (27)           (16)              (79)        236
Return on Average Equity                         3.1  %            6.6  %         7.9  %            4.8  %     38.1  %
Cash Basis Return on Average Equity              3.5               7.1            8.5               5.2        38.7
Efficiency Ratio                                63.9              45.1           34.0              53.0         9.4
Cash Basis Efficiency Ratio                     60.4              42.6           30.9              50.1         8.5

Selected Average Balance
Sheet Components
----------------
Total Loans and Leases                         $ 491             $ 504          $ 418             $ 497       $ 417
Total Deposits                                    15                37             13                26          10
Total Earning Assets                             513               504            444               508         440

-----------------------------------------------------------------------------------------------------------------------------------

(1) Cash basis calculations exclude goodwill and other intangible amortization expense.

Certain prior period amounts have been reclassified between segments to conform to the current period presentation.

Bank of America Corporation

Consolidated Statement of Income
------------------------------------------------------------------------------------------------------------------------------------
(Dollars in millions, except per share information)
                                                                        Second        First       Fourth        Third        Second
                                                                        Quarter      Quarter      Quarter      Quarter       Quarter
                                                                         2001         2001         2000         2000          2000
                                                                      --------------------------------------------------------------
Interest income
Interest and fees on loan and leases                                  $     7,201  $     7,659  $     8,224  $     8,283     $ 7,915
Interest and dividends on securities                                          894          846        1,177        1,251       1,268
Federal funds sold and securities purchased under agreements to
 resell                                                                       405          435          551          633         595
Trading account assets                                                        936          846          751          744         694
Other interest income                                                         489          455          434          324         254
                                                                      --------------------------------------------------------------
    Total interest income                                                   9,925       10,241       11,137       11,235      10,726
                                                                      --------------------------------------------------------------
Interest expense
Deposits                                                                    2,363        2,713        2,924        2,868       2,720
Short-term borrowings                                                       1,221        1,377        1,942        2,223       1,990
Trading account liabilities                                                   312          290          285          237         189
Long-term debt                                                                999        1,222        1,322        1,344       1,210
                                                                      --------------------------------------------------------------
    Total interest expense                                                  4,895        5,602        6,473        6,672       6,109
                                                                      --------------------------------------------------------------
Net interest income                                                         5,030        4,639        4,664        4,563       4,617

Noninterest income
Consumer service charges                                                      714          694          706          684         646
Corporate service charges                                                     511          499          475          474         465
                                                                      --------------------------------------------------------------
    Total service charges                                                   1,225        1,193        1,181        1,158       1,111
                                                                      --------------------------------------------------------------
Consumer investment and brokerage services                                    399          379          358          357         387
Corporate investment and brokerage services                                   137          136          123          114         105
                                                                      --------------------------------------------------------------
    Total investment and brokerage services                                   536          515          481          471         492
                                                                      --------------------------------------------------------------
Mortgage banking income                                                       195          151          152          144         136
Investment banking income                                                     455          346          366          376         373
Equity investment gains                                                       171          147          (65)         422         134
Card income                                                                   601          573          595          594         556
Trading account profits /(1)/                                                 376          699          293          402         485
Other income                                                                  182          156          325          108         227
                                                                      --------------------------------------------------------------
    Total noninterest income                                                3,741        3,780        3,328        3,675       3,514
                                                                      --------------------------------------------------------------

Total revenue                                                               8,771        8,419        7,992        8,238       8,131

Provision for credit losses                                                   800          835        1,210          435         470

Gains/(losses) on sales of securities                                          (7)          (8)           2           11           6

Other noninterest expense
Personnel                                                                   2,534        2,401        2,257        2,298       2,311
Occupancy                                                                     428          433          434          419         411
Equipment                                                                     271          291          291          285         296
Marketing                                                                     174          177          223          147         132
Professional fees                                                             141          126          154          100          93
Amortization of intangibles                                                   223          223          214          215         218
Data processing                                                               187          190          172          167         169
Telecommunications                                                            128          119          136          127         133
Other general operating                                                       574          545          585          509         505
General administrative                                                        161          149          171          143         145
                                                                      --------------------------------------------------------------
    Total other noninterest expense                                         4,821        4,654        4,637        4,410       4,413
                                                                      --------------------------------------------------------------
Operating income before income taxes                                        3,143        2,922        2,147        3,404       3,254
Income tax expense                                                          1,120        1,052          762        1,229       1,191
                                                                      --------------------------------------------------------------
Operating net income                                                  $     2,023  $     1,870  $     1,385  $     2,175  $    2,063
                                                                      ==============================================================
Operating income available to common shareholders                           2,022        1,869        1,383        2,174       2,061
                                                                      ==============================================================
Per share information
Operating earnings per common share                                          1.26         1.16         0.85         1.33        1.25
                                                                      ==============================================================
Diluted operating earnings per common share                                  1.24         1.15         0.85         1.31        1.23
                                                                      ==============================================================
Dividends per common share                                                   0.56         0.56         0.56         0.50        0.50
                                                                      ==============================================================

Average common shares issued and outstanding (in thousands)             1,601,537    1,608,890    1,623,721    1,639,392   1,653,495
                                                                      ==============================================================
Average diluted common shares issued and outstanding (in thousands)     1,632,964    1,631,099    1,638,863    1,661,031   1,676,089
                                                                      ==============================================================
As reported (includes merger and restructuring charges, net of tax):
     Net income                                                       $     2,023  $     1,870  $     1,385  $     1,829  $    2,063
     Net income available to common shareholders                            2,022        1,869        1,383        1,828       2,061
     Earnings per common share                                               1.26         1.16         0.85         1.11        1.25
     Diluted earnings per common share                                       1.24         1.15         0.85         1.10        1.23

(1) Trading account profits for the three months ended March 31, 2001 included the $83 million transition adjustment loss resulting from adoption of Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities," on January 1, 2001.

Certain prior period amounts have been reclassified to conform to current period classifications.

Bank of America Corporation

Consolidated Balance Sheet
====================================================================================================================================
(Dollars in millions)

                                                                                       June 30          March 31          June 30
                                                                                        2001              2001             2000
-----------------------------------------------------------------------------------------------------------------------------------
Assets
Cash and cash equivalents                                                             $  25,405         $  23,333        $  27,493
Time deposits placed and other short-term investments                                     4,452             5,549            4,394
Federal funds sold and securities purchased under agreements to resell                   28,317            20,581           42,460
Trading account assets                                                                   50,740            45,281           50,162
Derivative assets                                                                        16,881            16,508           16,149
Securities:
  Available-for-sale                                                                     53,410            49,189           79,518
  Held-to-maturity                                                                        1,167             1,189            1,439
-----------------------------------------------------------------------------------------------------------------------------------
    Total securities                                                                     54,577            50,378           80,957
-----------------------------------------------------------------------------------------------------------------------------------
Loans and leases                                                                        380,425           382,677          400,817
Allowance for credit losses                                                              (6,911)           (6,900)          (6,815)
-----------------------------------------------------------------------------------------------------------------------------------
    Loans and leases, net of allowance for credit losses                                373,514           375,777          394,002
-----------------------------------------------------------------------------------------------------------------------------------
Premises and equipment, net                                                               6,371             6,366            6,514
Customers' acceptance liability                                                           2,111             2,232            2,477
Interest receivable                                                                       3,593             3,855            4,083
Mortgage banking assets                                                                   4,337             3,855            4,065
Goodwill                                                                                 11,864            12,006           11,961
Core deposits and other intangibles                                                       1,392             1,446            1,617
Other assets                                                                             41,971            42,588           33,204
-----------------------------------------------------------------------------------------------------------------------------------
    Total assets                                                                      $ 625,525         $ 609,755        $ 679,538
===================================================================================================================================

Liabilities
Deposits in domestic offices:
    Noninterest-bearing                                                               $ 100,199         $  97,448        $  94,014
    Interest-bearing                                                                    213,036           214,379          207,977
Deposits in foreign offices:
    Noninterest-bearing                                                                   1,490             1,716            1,631
    Interest-bearing                                                                     48,761            38,917           53,042
-----------------------------------------------------------------------------------------------------------------------------------
      Total deposits                                                                    363,486           352,460          356,664
-----------------------------------------------------------------------------------------------------------------------------------
Federal funds purchased and securities sold under agreements to repurchase               52,189            37,011           89,508
Trading account liabilities                                                              20,866            24,138           23,056
Derivative liabilities                                                                   13,078            17,132           17,609
Commercial paper                                                                          3,156             5,707           10,225
Other short-term borrowings                                                              32,348            30,559           39,801
Acceptances outstanding                                                                   2,111             2,232            2,477
Accrued expenses and other liabilities                                                   20,791            19,631           20,137
Long-term debt                                                                           63,243            67,044           69,245
Trust preferred securities                                                                4,955             4,955            4,955
-----------------------------------------------------------------------------------------------------------------------------------
    Total liabilities                                                                   576,223           560,869          633,677
-----------------------------------------------------------------------------------------------------------------------------------
Shareholders' equity
Preferred stock, $0.01 par value; authorized - 100,000,000 shares; issued and
     outstanding 1,587,066; 1,662,172 and 1,742,349 shares                                   68                71               75
Common stock, $0.01 par value; authorized - 5,000,000,000 shares; issued and
     outstanding 1,601,126,336; 1,601,983,783 and 1,645,701,425 shares                    7,629             7,872           10,188
Retained earnings                                                                        41,912            40,785           38,330
Accumulated other comprehensive income/(loss)                                              (262)              227           (2,537)
Other                                                                                       (45)              (69)            (195)
-----------------------------------------------------------------------------------------------------------------------------------
    Total shareholders' equity                                                           49,302            48,886           45,861
-----------------------------------------------------------------------------------------------------------------------------------
      Total liabilities and shareholders' equity                                      $ 625,525         $ 609,755        $ 679,538
===================================================================================================================================

Bank of America Corporation
Quarterly Average Balances and Interest Rates - Taxable-Equivalent Basis
--------------------------------------------------------------------------------
(Dollars in millions)

                                                                                                Second Quarter 2001
                                                                              ----------------------------------------------------
                                                                                                      Interest
                                                                                          Average      Income/         Yield/
                                                                                          Balance      Expense          Rate
                                                                              -------------------- ---------------- -------------
Earning assets
   Time deposits placed and other short-term investments                                 $  7,085     $     81          4.58 %
    Federal funds sold and securities purchased under
        agreements to resell                                                               33,859          405          4.79
   Trading account assets                                                                  67,311          944          5.62

   Total securities/(1)/                                                                   55,719          909          6.53

   Loans and leases/(2)/
      Commercial - domestic                                                               139,096        2,585          7.45
      Commercial - foreign                                                                 27,449          421          6.14
      Commercial real estate - domestic                                                    25,293          459          7.28
      Commercial real estate - foreign                                                        352            5          6.64
                                                                              -----------------------------------------------
        Total commercial                                                                  192,190        3,470          7.24
                                                                              -----------------------------------------------
      Residential mortgage                                                                 84,346        1,546          7.34
      Home equity lines                                                                    21,958          424          7.75
      Direct/Indirect consumer                                                             40,117          736          7.35
      Consumer finance                                                                     26,843          608          9.06
      Bankcard                                                                             15,755          445         11.32
      Foreign consumer                                                                      2,291           35          6.20
                                                                              -----------------------------------------------
        Total consumer                                                                    191,310        3,794          7.94
                                                                              -----------------------------------------------
            Total loans and leases                                                        383,500        7,264          7.59
                                                                              -----------------------------------------------
   Other earning assets                                                                    20,154          409          8.11
                                                                              -----------------------------------------------
            Total earning assets/(3)/                                                     567,628       10,012          7.07
                                                                              -----------------------------------------------
Cash and cash equivalents                                                                  23,232
Other assets, less allowance for credit losses                                             64,697
                                                                              -----------------------------------------------
               Total assets                                                              $655,557
                                                                              ===============================================

Interest-bearing liabilities
  Domestic interest-bearing deposits:
      Savings                                                                            $ 20,222           57          1.14
      NOW and money market deposit accounts                                               113,031          676          2.40
      Consumer CDs and IRAs                                                                74,777          969          5.20
      Negotiable CDs, public funds and other time deposits                                  6,005           81          5.37
                                                                              -----------------------------------------------
         Total domestic interest-bearing deposits                                         214,035        1,783          3.34
                                                                              -----------------------------------------------
   Foreign interest-bearing deposits/(4)/
      Banks located in foreign countries                                                   24,395          294          4.82
      Governments and official institutions                                                 3,983           45          4.53
      Time, savings, and other                                                             23,545          241          4.13
                                                                              -----------------------------------------------
         Total foreign interest-bearing deposits                                           51,923          580          4.49
                                                                              -----------------------------------------------

            Total interest-bearing deposits                                               265,958        2,363          3.57
                                                                              -----------------------------------------------
   Federal funds purchased, securities sold under agreements
         to repurchase and other short-term borrowings                                     98,898        1,221          4.95
   Trading account liabilities                                                             30,710          312          4.07
    Long-term debt/(5)/                                                                    69,416          999          5.76
                                                                              -----------------------------------------------
            Total interest-bearing liabilities/(6)/                                       464,982        4,895          4.22
                                                                              -----------------------------------------------
Noninterest-bearing sources:
   Noninterest-bearing deposits                                                            97,390
   Other liabilities                                                                       44,476
   Shareholders' equity                                                                    48,709
                                                                              -----------------------------------------------
               Total liabilities and shareholders' equity                                $655,557
                                                                              ===============================================
Net interest spread                                                                                                     2.85
Impact of noninterest-bearing sources                                                                                    .76
                                                                              -----------------------------------------------
Net interest income/yield on earning assets                                                           $  5,117          3.61 %
                                                                              ===============================================

                                                                                               First Quarter 2001
                                                                                  ----------------------------------------------
                                                                                                     Interest
                                                                                      Average        Income/      Yield/
                                                                                      Balance        Expense       Rate
                                                                                  ---------------- ------------- ---------------
Earning assets
   Time deposits placed and other short-term investments                                 $  6,675       $   102       6.17 %
    Federal funds sold and securities purchased under
        agreements to resell                                                               31,903           435       5.48
   Trading account assets                                                                  62,491           852       5.49
   Total securities/(1)/                                                                   55,221           860       6.26
   Loans and leases/(2)/
      Commercial - domestic                                                               144,404         2,813       7.90
      Commercial - foreign                                                                 29,540           515       7.06
      Commercial real estate - domestic                                                    25,989           530       8.27
      Commercial real estate - foreign                                                        300             6       7.82
                                                                                  ----------------------------------------------
        Total commercial                                                                  200,233         3,864       7.82
                                                                                  ----------------------------------------------
      Residential mortgage                                                                 82,710         1,532       7.43
      Home equity lines                                                                    21,744           467       8.71
      Direct/Indirect consumer                                                             40,461           784       7.86
      Consumer finance                                                                     25,947           589       9.08
      Bankcard                                                                             14,464           443      12.41
      Foreign consumer                                                                      2,330            43       7.54
                                                                                  ----------------------------------------------
        Total consumer                                                                    187,656         3,858       8.29
                                                                                  ----------------------------------------------
            Total loans and leases                                                        387,889         7,722       8.05
                                                                                  ----------------------------------------------
   Other earning assets                                                                    17,248           352       8.28
                                                                                  ----------------------------------------------
            Total earning assets/(3)/                                                     561,427        10,323       7.42
                                                                                  ----------------------------------------------
Cash and cash equivalents                                                                  23,020
Other assets, less allowance for credit losses                                             64,251
                                                                                  ----------------------------------------------
               Total assets                                                              $648,698
                                                                                  ==============================================

Interest-bearing liabilities
  Domestic interest-bearing deposits:
      Savings                                                                             $20,406            61       1.21
      NOW and money market deposit accounts                                               107,015           808       3.06
      Consumer CDs and IRAs                                                                77,772         1,068       5.57
      Negotiable CDs, public funds and other time deposits                                  7,137           108       6.16
                                                                                  ----------------------------------------------
         Total domestic interest-bearing deposits                                         212,330         2,045       3.91
                                                                                  ----------------------------------------------
   Foreign interest-bearing deposits/(4)/
      Banks located in foreign countries                                                   24,358           332       5.53
      Governments and official institutions                                                 3,993            52       5.27
      Time, savings, and other                                                             22,506           284       5.11
                                                                                  ----------------------------------------------
         Total foreign interest-bearing deposits                                           50,857           668       5.32
                                                                                  ----------------------------------------------

            Total interest-bearing deposits                                               263,187         2,713       4.18
                                                                                  ----------------------------------------------
   Federal funds purchased, securities sold under agreements
         to repurchase and other short-term borrowings                                     94,792         1,377       5.89
   Trading account liabilities                                                             28,407           290       4.14
    Long-term debt/(5)/                                                                    73,752         1,222       6.63
                                                                                  ----------------------------------------------
            Total interest-bearing liabilities/(6)/                                       460,138         5,602       4.92
                                                                                  ----------------------------------------------
Noninterest-bearing sources:
   Noninterest-bearing deposits                                                            92,431
   Other liabilities                                                                       48,263
   Shareholders' equity                                                                    47,866
                                                                                  ----------------------------------------------
               Total liabilities and shareholders' equity                                $648,698
                                                                                  ==============================================
Net interest spread                                                                                                   2.50
Impact of noninterest-bearing sources                                                                                  .89
                                                                                  ----------------------------------------------
Net interest income/yield on earning assets                                                             $ 4,721       3.39 %
                                                                                  ==============================================

(1) The average balance and yield on securities are based on the average of historical amortized cost balances.

(2) Nonperforming loans are included in the respective average loan balances. Income on such nonperforming loans is recognized on a cash basis.

(3) Interest income includes taxable-equivalent basis adjustments of $87 and $82 in the second and first quarters of 2001 and $94, $79, and $78 in the fourth, third, and second quarters of 2000, respectively. Interest income also includes the impact of risk management interest rate contracts, which increased (decreased) interest income on the underlying assets $194 and $27 in the second and first quarters of 2001 and $(31), $(13), and $(11) in the fourth, third, and second quarters of 2000, respectively.

(4) Primarily consists of time deposits in denominations of $100,000 or more.

(5) Long-term debt includes trust preferred securities.

(6) Interest expense includes the impact of risk management interest rate contracts, which (increased) decreased interest expense on the underlying liabilities $49 and $23 in the second and first quarters of 2001 and $(7), $(16), and $(5) in the fourth, third, and second quarters of 2000, respectively.

--------------------------------------------------------------------------------------------------------------------

        Fourth Quarter 2000                         Third Quarter 2000                    Second Quarter 2000
------------------------------------        ----------------------------------      --------------------------------
               Interest                                  Interest                               Interest
Average        Income/        Yield/        Average      Income/        Yield/      Average     Income/       Yield/
Balance        Expense         Rate         Balance      Expense         Rate       Balance     Expense        Rate
--------       --------       ------        --------     --------       ------      --------    --------      ------
$  5,663       $    99         6.96 %       $  4,700     $    83         6.97 %     $  4,578    $    79        7.02 %


  37,936           551         5.79           40,763         633         6.20         43,983        595        5.43
  53,251           758         5.68           53,793         749         5.55         48,874        702        5.77

  79,501         1,205         6.05           83,728       1,276         6.08         85,460      1,293        6.06


 147,336         3,034         8.19          151,903       3,151         8.26        148,034      3,016        8.19
  30,408           560         7.32           29,845         555         7.39         29,068        515        7.12
  27,220           622         9.09           26,113         597         9.09         25,497        563        8.88
     264             6         8.44              235           5         8.30            376          8        9.15
------------------------------------        ----------------------------------      --------------------------------
 205,228         4,222         8.18          208,096       4,308         8.24        202,975      4,102        8.13
------------------------------------        ----------------------------------      --------------------------------
  92,679         1,733         7.47           94,380       1,759         7.45         91,825      1,696        7.40
  21,117           483         9.11           20,185         466         9.18         19,067        422        8.91
  40,390           843         8.30           41,905         848         8.06         41,757        867        8.36
  25,592           570         8.91           25,049         559         8.93         24,123        545        9.03
  12,295           384        12.43           10,958         344        12.49          9,429        279       11.87
   2,248            48         8.49            2,190          48         8.79          2,228         48        8.81
------------------------------------        ----------------------------------      --------------------------------
 194,321         4,061         8.34          194,667       4,024         8.25        188,429      3,857        8.21
------------------------------------        ----------------------------------      --------------------------------
 399,549         8,283         8.26          402,763       8,332         8.24        391,404      7,959        8.17
------------------------------------        ----------------------------------      --------------------------------
  14,828           335         9.00           11,501         241         8.39          8,191        176        8.53
------------------------------------        ----------------------------------      --------------------------------
 590,728        11,231         7.58          597,248      11,314         7.55        582,490     10,804        7.45
------------------------------------        ----------------------------------      --------------------------------
  23,458                                      24,191                                  25,605
  63,272                                      63,578                                  64,493
------------------------------------        ----------------------------------      --------------------------------
$677,458                                    $685,017                                $672,588
====================================        ==================================      ================================


$ 22,454            80         1.42         $ 23,195          78         1.33       $ 23,936         78        1.32
 101,376           788         3.09           99,710         740         2.96        100,186        734        2.94
  78,298         1,105         5.62           77,864       1,083         5.53         77,384      1,034        5.38
   7,570           127         6.68            8,598         140         6.46          7,361        111        6.09
------------------------------------        ----------------------------------      --------------------------------
 209,698         2,100         3.98          209,367       2,041         3.88        208,867      1,957        3.77
------------------------------------        ----------------------------------      --------------------------------

  26,223           424         6.43           18,845         286         6.03         15,823        232        5.92
   5,884            61         4.14           11,182         177         6.30          9,885        151        6.12
  24,064           339         5.62           25,972         364         5.58         27,697        380        5.51
------------------------------------        ----------------------------------      --------------------------------
  56,171           824         5.84           55,999         827         5.87         53,405        763        5.74
------------------------------------        ----------------------------------      --------------------------------
 265,869         2,924         4.38          265,366       2,868         4.30        262,272      2,720        4.17
------------------------------------        ----------------------------------      --------------------------------

 122,680         1,942         6.30          136,007       2,223         6.51        135,817      1,990        5.89
  27,548           285         4.13           24,233         237         3.88         20,532        189        3.70
  73,041         1,322         7.24           74,022       1,344         7.26         69,779      1,210        6.94
------------------------------------        ----------------------------------      --------------------------------
 489,138         6,473         5.27          499,628       6,672         5.32        488,400      6,109        5.02
------------------------------------        ----------------------------------      --------------------------------

  91,685                                      91,368                                  91,154
  48,996                                      46,286                                  45,922
  47,639                                      47,735                                  47,112
------------------------------------        ----------------------------------      --------------------------------
$677,458                                    $685,017                                $672,588
====================================        ==================================      ================================
                               2.31                                      2.23                                  2.43
                                .90                                       .87                                   .80
------------------------------------        ----------------------------------      --------------------------------
               $ 4,758         3.21 %                    $ 4,642         3.10 %                 $ 4,695        3.23 %
====================================        ==================================      ================================

                           Loan Portfolio Diversity
                                June 30, 2001

                                   [GRAPHIC]


                      $380.4 Billion Total Loan Portfolio

Commercial:
     Real estate                                        7%
     Transportation                                     3%
     Business services                                  2%
     Media                                              2%
     Equipment and general manufacturing                2%
     Telecom                                            2%
     Agribusiness                                       2%
     Autos                                              2%
     Other commercial * 2%                             27%
                                               ------------
       Total commercial loans 5                        49%
                                               ------------

Consumer:
     Residential real estate secured                   34%
     Bankcard                                           4%
     Other consumer                                    13%
                                               ------------
       Total consumer loans                            51%
                                               ------------

                                                      100%
                                               ============
*less than

 . On balance sheet loan portfolio equally balanced between consumer and commercial

 . 67% of consumer portfolio is secured by residential real estate

 . Largest concentration, at 34% of total portfolio, is residential real estate secured loans

 . Extremely diverse commercial portfolio, spread across many industry sectors with the largest segment being commercial real estate at 7% of total loans

                        Average Managed Loans & Leases
                             (Dollars in millions)

                                                      2Q00              3Q00             4Q00             1Q01              2Q01
                                                 --------------     ------------     -------------    ------------     ------------
Commercial - domestic                                 $148,553         $150,860          $147,149        $145,700         $141,294
Commercial - foreign                                    28,750           29,642            30,205          29,396           27,449
Commercial real estate - domestic                       25,132           25,748            26,326          25,989           25,293
Commercial real estate - foreign                           376              235               264             300              352
                                                 --------------     ------------     -------------    ------------     ------------
  Total Commercial                                     202,811          206,485           203,944         201,385          194,388
                                                 --------------     ------------     -------------    ------------     ------------
Residential mortgage                                    79,908           81,894            81,879          82,139           87,063
Home equity lines                                       19,067           20,185            21,117          21,744           21,958
Direct/indirect consumer                                39,596           40,224            40,322          40,629           40,674
Consumer finance                                        32,353           32,799            32,930          32,909           33,340
Bankcard                                                19,677           20,681            21,461          23,038           24,122
Foreign consumer                                         2,228            2,190             2,248           2,330            2,291
                                                 --------------     ------------     -------------    ------------     ------------
  Total Consumer                                       192,829          197,973           199,957         202,789          209,448
                                                 --------------     ------------     -------------    ------------     ------------
    Total Managed Loans & Leases                      $395,640         $404,458          $403,901        $404,174         $403,836
                                                 ==============     ============     =============    ============     ============

Annualized growth rate from
   previous quarter by loan type:
  Total Commercial                                          10 %              7 %              (5)%            (5)%            (14)%
  Total Consumer                                            12               11                 4               6               13
    Total Managed Loans & Leases                            11                9                (1)              -                -

    by Business Segment:
      Consumer & Commercial Banking                                                                                              5 %
      Asset Management                                                                                                           4
      Global Corporate & Investment Banking                                                                                    (23)
      Equity Investments                                                                                                       (10)

Loans are classified as domestic or foreign based upon the domicile of the borrower. Prior periods are restated for comparison (e.g., acquisitions, divestitures, sales and securitizations).


                            Managed Loans & Leases

                                   [GRAPHIC]

Managed Loans & Leases
                                                             2Q00    3Q00    4Q00      1Q01    2Q01
Commercial and commercial real estate - domestic              44%     44%     43%       42%    41%
Commercial and commercial real estate - foreign                7       7       8         7      7
Residential mortgage, home equity lines & consumer finance    33      33      34        34     35
Bankcard                                                       5       5       5         6      6
Other consumer                                                11      10      11        12     11

                   Net Charge-offs and Net Charge-off Ratios
                             (Dollars in millions)

                                                  2Q00               3Q00             4Q00               1Q01              2Q01
                                            ----------------   ---------------   ---------------   ---------------   ---------------
                                              Amt.     Ratio    Amt.     Ratio    Amt.     Ratio    Amt.     Ratio    Amt.     Ratio
                                            -------    -----   -------   -----   -------   -----   -------   -----   -------   -----
 Commercial - domestic                      $   226    0.62%   $   185   0.48%   $   704   1.90%   $   415   1.17%   $   408   1.18%
 Commercial - foreign                            24    0.33%        23   0.30%        34   0.45%        34   0.46%        57   0.84%
 Commercial real estate - domestic                6    0.09%        (2)     -          3      -          6      -%        12   0.18%
 Commercial real estate - foreign                 -    0.16%         -   0.21%         -   0.05%         -      -          -      -
                                            -------            -------           -------           -------           -------
  Total Commercial                              256    0.51%       206   0.39%       741   1.44%       455   0.92%       477   1.00%
                                            -------            -------           -------           -------           -------
 Residential mortgage                             4    0.02%         6   0.03%        13   0.05%         6   0.03%         7   0.03%
 Home equity lines                                3    0.05%         2   0.04%        12   0.24%         6   0.11%         4   0.07%
 Direct/indirect consumer                        61    0.58%        61   0.57%       111   1.10%        75   0.76%        65   0.65%
 Consumer finance                                59    0.97%        68   1.08%        82   1.27%        93   1.45%        67   1.00%
 Bankcard                                        77    3.30%        79   2.89%       101   3.25%       125   3.51%       158   4.01%
 Other consumer domestic                         10     n/m         12    n/m         14    n/m         11    n/m          8    n/m
 Foreign consumer                                 -    0.09%         1   0.20%         1   0.18%         1   0.19%         1   0.24%
                                            -------            -------           -------           -------           -------
  Total Consumer                                214    0.46%       229   0.47%       334   0.69%       317   0.68%       310   0.65%
                                            -------            -------           -------           -------           -------
   Total Net Charge-offs                    $   470    0.48%   $   435   0.43%   $ 1,075   1.07%   $   772   0.81%   $   787   0.82%
                                            =======            =======           =======           =======           =======


Managed bankcard information:
  End of period receivables                 $20,324            $21,136           $22,830           $23,179           $24,871
  Average receivables                        19,677             20,682            21,461            23,038            24,122
  Charge-offs                                   237                216               233               248               297
  Charge-off ratio                                     4.84%             4.15%             4.31%             4.37%             4.94%

By Business Segment:
 Consumer & Commercial Banking              $   304    0.59%   $   292   0.55%   $   526   0.98%   $   517   0.97%   $   471   0.86%
 Global Corporate & Investment Banking          175    0.74%       143   0.58%       505   2.11%       244   1.08%       252   1.18%
 Asset Management                                (1)      -          -      -         38   0.64%         8   0.15%        63   1.06%
 Equity Investments                              (1)      -          -      -          1   1.14%         -      -          -      -
 Other                                           (7)      -          -      -          5   0.03%         3   0.03%         1   0.01%
                                            -------            -------           -------           -------           -------
 Total Net Charge-offs                      $   470    0.48%   $   435   0.43%   $ 1,075   1.07%   $   772   0.81%   $   787   0.82%
                                            =======            =======           =======           =======           =======

Loans are classified as domestic or foreign based upon the domicile of the borrower.

                                Net Charge-offs

                                   [GRAPHIC]

                                     2Q00     3Q00     4Q00      1Q01     2Q01
                                    ------   ------   -------   ------   ------
Total Net Charge-offs               $ 470   $  435   $ 1,075   $  772   $  787
Annualized Net Charge-off Ratio      0.48%    0.43%     1.07%    0.81%    0.82%

                             Nonperforming Assets
                             (Dollars in millions)

                                                        2Q00             3Q00             4Q00             1Q01           2Q01
                                                    ------------    -------------    -------------    -------------    -----------
  Commercial - domestic                                  $1,535           $1,950           $2,777           $3,110         $3,209
  Commercial - foreign                                      588              564              486              529            562
  Commercial real estate - domestic                         164              136              236              206            201
  Commercial real estate - foreign                            2                1                3                3              3
                                                    ------------    -------------    -------------    -------------    -----------
    Total Commercial                                      2,289            2,651            3,502            3,848          3,975
                                                    ------------    -------------    -------------    -------------    -----------
  Residential mortgage                                      505              502              551              553            573
  Home equity lines                                          44               47               32               36             42
  Direct/Indirect consumer                                   20               19               19               19             17
  Consumer finance                                          826              951            1,095            1,153          1,234
  Foreign consumer                                            7                7                9               11              8
                                                    ------------    -------------    -------------    -------------    -----------
    Total Consumer                                        1,402            1,526            1,706            1,772          1,874
                                                    ------------    -------------    -------------    -------------    -----------
  Total Nonperforming Loans                               3,691            4,177            5,208            5,620          5,849
  Foreclosed properties                                     195              226              249              277            346
                                                    ------------    -------------    -------------    -------------    -----------
      Total Nonperforming Assets/(1)/                    $3,886           $4,403           $5,457           $5,897         $6,195
                                                    ============    =============    =============    =============    ===========

Loans past due 90 days or more and still accruing          $482             $503             $495             $527           $608
Nonperforming Assets/ Total Assets                         0.57 %           0.65 %           0.85 %           0.97 %         0.99 %
Nonperforming Assets/ Total Loans                          0.97             1.09             1.39             1.54           1.63

Allowance for Loan Losses                                $6,815           $6,739           $6,838           $6,900         $6,911
Allowance / Total Loans                                    1.70 %           1.67 %           1.74 %           1.80 %         1.82 %
Allowance / Total Nonperforming Loans                       185              161              131              123            118

By Business Segment:
     Consumer & Commercial Banking                       $1,914           $2,095           $2,431           $2,747         $3,166
     Global Corporate & Investment Banking                1,488            1,839            2,376            2,433          2,325
     Asset Management                                        42               36              166              235            228
     Equity Investments                                      12               12               20               20             43
     Other                                                  430              421              464              462            433
                                                    ------------    -------------    -------------    -------------    -----------
     Total Nonperforming Assets                          $3,886           $4,403           $5,457           $5,897         $6,195
                                                    ============    =============    =============    =============    ===========

Loans are classified as domestic or foreign based upon the domicile of the borrower.

(1) Balance does not include $120 million, $144 million, $124 million and $95 million of loans held for sale, included in other assets at June 30, 2001, March 31, 2001, December 31, 2000, and September 30, 2000, respectively, which would have been classified as nonperforming had they been included in loans.


                          Nonperforming Asset Levels

                                   [GRAPHIC]

                           2Q00       3Q00     4Q00      1Q01      2Q01
                          ------     ------   ------    ------    ------
Total Commercial            59%        60%      64%       65%       64%
Total Consumer              36%        35%      31%       30%       30%
Foreclosed Properties        5%         5%       5%        5%        6%
  Total                    100%       100%     100%      100%      100%

                                    Capital Management
                                  (Dollars in millions)

                                  2Q00        3Q00        4Q00        1Q01         2Q01
                                ---------   ---------   ---------   ---------    ---------
Tier 1 capital                  $ 40,257    $ 40,696    $ 40,667    $ 40,769     $ 41,794
Total capital                     60,027      60,063      59,826      63,102       63,967
Net risk-weighted assets         543,987     556,146     542,169     532,824      529,160
Tier 1 capital ratio                7.40 %      7.32 %      7.50 %      7.65 %       7.90 %
Total capital ratio                11.03       10.80       11.04       11.84        12.09
Ending equity / ending assets       6.75        6.98        7.42        8.02         7.88
Ending capital / ending assets      7.48        7.71        8.19        8.83         8.67
Average equity / average assets     7.00        6.97        7.03        7.38         7.43


Share Repurchase Program
--------------------------------------------------------------------------------

15 million common shares were repurchased during the second quarter of 2001 as a part of ongoing share repurchase programs. In total, 175 million common shares have been repurchased since June 1999- returning $ 9.7 billion of capital to shareholders.


                              Capital Management

                                   [GRAPHIC]

                                     2Q00     3Q00     4Q00     1Q01     2Q01
                                   -------  -------  -------  -------  -------
Shares outstanding at period end   1,645.7  1,630.8  1,613.6  1,602.0  1,601.1
Tier 1 capital ratio                 7.40%    7.32%    7.50%    7.65%    7.90%

                             Balance Sheet Trends
                             (Dollars in billions)

--------------------------------------------------------------------------------

                              Ending Total Assets

                                   [GRAPHIC]

                               2Q00       3Q00       4Q00       1Q01       2Q01
                             --------   --------   --------   --------   -------
Total Assets                   $680       $672       $642       $610       $626


--------------------------------------------------------------------------------

Ending Balances
---------------
                               2Q00       3Q00       4Q00       1Q01       2Q01
                             --------   --------   --------   --------   -------
Investment Securities          $ 81       $ 81       $ 66       $ 50       $ 55
Trading Assets & Resales         92         79         68         66         79
Loans and Leases                401        403        392        383        380
Total Assets                    680        672        642        610        626




--------------------------------------------------------------------------------

                             Average Total Assets

                                   [GRAPHIC]

                               2Q00       3Q00       4Q00       1Q01       2Q01
                             --------   --------   --------   --------   ------
Toatal Assets                  $673       $685       $677       $649       $656
--------------------------------------------------------------------------------

Average Balances
----------------
                               2Q00       3Q00       4Q00       1Q01       2Q01
                             --------   --------   --------   --------   -------
Investment Securities          $ 85       $ 84       $ 80       $ 55       $ 56
Trading Assets & Resales         93         95         91         94        101
Loans and Leases                391        403        400        388        384
Total Assets                    673        685        677        649        656

                        E-Commerce & BankofAmerica.com

--------------------------------------------------        --------------------------------------------------

           On-line Banking Penetration                              % Reduction in Attrition Rates
                 of DDA Households                                  On-line vs. Off-line Customers

                     [GRAPHIC]                                                 [GRAPHIC]

                2Q00          17%                                On-line Only Customers           35%
                3Q00          18%                                On-line & Bill-pay Customers     74%
                4Q00          22%
                1Q01          24%
                2Q01          25%

--------------------------------------------------        --------------------------------------------------




--------------------------------------------------        --------------------------------------------------

             On-line Banking Customers                                    Bill Payment Volume
                  (in thousands)                                             (in millions)

                     [GRAPHIC]                                                 [GRAPHIC]

      ----------------------------------------                    ----------------------------------------
              Bill-pay   On-line Only  Total                                   $ Volume     % Electronic
      ----------------------------------------                    ----------------------------------------


       Dec-99   665      1,168        1,833                            2Q00        2,691          70%
       Jun-00   714      1,678        2,392                            3Q00        2,776          72%
       Dec-00   778      2,223        3,001                            4Q00        2,922          73%
       Jun-01   935      2,733        3,668                            1Q01        3,304          73%
                                                                       2Q01        3,608          73%

--------------------------------------------------        --------------------------------------------------



--------------------------------------------------        --------------------------------------------------
                                                                     BankofAmerica.com Site Visits
          Bank of America Direct Clients                                    (in thousands)

                     [GRAPHIC]                                                 [GRAPHIC]

                     Companies      Users

        2Q00            2,593       12,533                              2Q00            24,896
        3Q00            3,215       17,461                              3Q00            24,948
        4Q00            3,764       21,831                              4Q00            32,254
        1Q01            4,312       26,679                              1Q01            39,200
        2Q01            4,950       32,134                              2Q01            41,844

                                                                                      June 01 = Estimate
--------------------------------------------------        --------------------------------------------------

                 Record Retail Revenues across Business Lines
                             (Dollars in millions)

--------------------------------------------------        --------------------------------------------------

             Consumer Service Charges                                    Consumer Investment &
                                                                          Brokerage Services
                     [GRAPHIC]
                                                                              [GRAPHIC]



                2Q00            $ 646                                    2Q00            $ 387
                3Q00            $ 684                                    3Q00            $ 357
                4Q00            $ 706                                    4Q00            $ 358
                1Q01            $ 694                                    1Q01            $ 379
                2Q01            $ 714                                    2Q01            $ 399

--------------------------------------------------        --------------------------------------------------


--------------------------------------------------        --------------------------------------------------

                    Card Income                                         Mortgage Banking Income

                     [GRAPHIC]                                                 [GRAPHIC]

                2Q00            $ 556                                    2Q00            $ 136
                3Q00            $ 594                                    3Q00            $ 144
                4Q00            $ 595                                    4Q00            $ 152
                1Q01            $ 573                                    1Q01            $ 151
                2Q01            $ 601                                    2Q01            $ 195

--------------------------------------------------        --------------------------------------------------

                          Banc of America Securities
                             League Table Rankings
                           (Percent share of volume)

--------------------------------------------------        --------------------------------------------------


                     [GRAPHIC]                                                 [GRAPHIC]


       1H 00                 3%        #10                       1H 00                 8%         #5
       1H 01                10%         #5                       1H 01                11%         #4

--------------------------------------------------        --------------------------------------------------

                    High Yield                                                High Grade
      (Full Credit to Book - equal if joint)                             (Full Credit to Book)


--------------------------------------------------        --------------------------------------------------


                     [GRAPHIC]                                                 [GRAPHIC]

       1H 00                 3%         #9                       1H 00                21%         #2
       1H 01                 5%         #7                       1H 01                19%         #2

--------------------------------------------------        --------------------------------------------------

                Equity Underwriting                                        Loan Syndications
           (Apportioned Credit to Book)                                     (Lead Arranger)